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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Reports to Shareholders.

ANNUAL REPORT

December 31, 2012

Madison Mosaic

Equity Trust

Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Dividend Income Fund
NorthRoad International Fund

Madison Mosaic® Funds
www.mosaicfunds.com

CONTENTS

Management’s Discussion of Fund Performance	1
2012 in Review	1
Outlook	1
Interview with Jay Sekelsky	1
Investors Fund	2
Mid-Cap Fund	4
Disciplined Equity Fund	6
Dividend Income Fund	7
NorthRoad International Fund	8
Notes to Management’s Discussion of Fund Performance	10
Portfolio of Investments
Investors Fund	11
Mid-Cap Fund	12
Disciplined Equity Fund	13
Dividend Income Fund	14
NorthRoad International Fund	15
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Other Information	32
Trustees and Officers	36

Madison Mosaic Equity Trust | December 31, 2012

Management’s Discussion of Fund Performance

2012 IN REVIEW

The old adage that markets climb “a wall of worry” was demonstrated by domestic and international stock markets in 2012. Despite signs of sluggish economic growth in the U.S., a recession in Europe, and slowing growth in the emerging markets, investors generally were rewarded for holding stocks. The domestic stock market, as measured by the S&P 500, was up 16.0%, while the broad international market, as measured by the MSCI EAFE Index Net advanced 17.3%. The Russell Emerging Markets Index advanced 19.2%, and even investors in Europe found enough good news in the midst of a still uncertain sovereign debt crisis to push stock valuations up. The Morningstar Europe Stock Category showed mutual funds specializing in this region up 20.9% for the year. We believe the largest reason for these positive returns was the continued, unprecedented stimulus from the Federal Reserve and central banks around the world.

Despite the impressive returns in the broad indices, stocks were not uniformly positive for the year, with a wide disparity of returns among U.S. Sectors. The Utilities Sector trailed with a loss of -2.9%, while the Financial Sector led the market with a 26.3% return, followed by the Consumer Discretionary Sector, with a 21.9% return. In general, more economically sensitive and lower-quality stocks rallied, while the more defensive sectors such as Utilities and Consumer Staples lagged the broader market. Lower demand and increased energy production, particularly in domestic natural gas, dampened commodity returns, with the S&P Energy Sector up just 2.3% for the year. In general, small and mid-cap stocks advanced in the same range as large stocks, while value stocks had a slight advantage over similarly sized stocks classified as growth.

While year-end investment returns were heartening to investors, the journey was uneven. Headlines seemed to provide an endless stream of uncertainties from around the world. The most potent of these influences was the sovereign debt crisis in Europe. Worries over the possible default of debt by the most economically troubled countries in southern Europe took the steam out of the year’s first quarter rally, as the S&P 500 dipped -9.6% between April 2 and June 1. Over the summer months, perceived progress on resolving Greece’s debt crisis fueled a rally. The S&P rose 15.4% between June 1 and September 14, as confidence rose for a positive resolution, supported by European Central bank President Mario Draghi’s July statement that he would do “whatever it takes” to hold the Eurozone together. As the year progressed, the nation’s attention turned away from Europe to the presidential election. Late in the period investors began to focus on the so-called fiscal cliff. The January 2013 deadline for automatic shifts to higher taxes and lower spending was partially fended off with a late-December, last-minute compromise which came too late to make up for December stock market losses which resulted from the nervousness regarding the pending cliff.

OUTLOOK

While optimism prevailed in 2012, our perspective suggests that the market may be overlooking the wide variety of risks that remain unresolved. These include worldwide credit issues, the upcoming battle over the domestic debt ceiling, and the possibility that the Federal Reserve’s long-standing policy of low rates may shift to higher rates. A sure sign that the “risk on” trade prevailed in 2012 was the rally in the stocks of speculative and highly leveraged companies, matched in the bond market by the preference for long-term and low-quality issuance. This risk awareness should not suggest that we recommend shifting sensible asset allocation strategies. Instead, we believe investors should consider rebalancing portfolios and examining the underlying risks of their holdings. In stocks, we remain convinced that fundamentals continue to count, and investors will be best served by owning solid companies with the ability to produce strong results in all kinds of environments.

INTERVIEW WITH LEAD EQUITY MANAGER JAY SEKELSKY

Can you summarize the performance of the funds in Equity Trust in 2012?

In a year in which broad domestic and international indices returns were up in the teens, we produced solid real

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance | continued

returns, even as the funds in Equity Trust slightly trailed our benchmarks. This is not unusual or unexpected, since across funds we seek high-quality, dependable companies which may lag when the market is rising sharply. The strength of the market was surprising in light of how economic growth moderated throughout the year as revenue growth slowed for S&P 500 companies relative to their expectations. Madison Mosaic Equity Trust’s Class Y annual returns ranged from Mid-Cap’s 15.69% to Dividend Income’s 10.86% return. Mosaic Investors returned 14.05%, NorthRoad International was up 13.76%, and Disciplined Equity advanced 12.25% over the year. The S&P 500, a large-stock index, was up 16.00%, the Russell Midcap® Index rose 17.28%, while international markets were also strong, as shown by the MSCI EAFE Index Net, which had a simple price appreciation of 17.32%.

The best way to appreciate the relative performance gap is to look at the quality gap. As measured by Bank of America’s Quality Indices, the highest rated stocks were the weakest performers, with A+ rated stocks returning 10.4% and A rated stocks also at 10.4%, while B- stocks were up 18.9% and the lowest rated C&D stocks rose 25.3%. This indicates a speculative market in which highly leveraged companies outpace steady, consistent companies with strong balance sheets.

MADISON MOSAIC INVESTORS FUND (MINVX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.
Net Assets: $35.2 million
Date of Inception: November 1, 1978
Ticker: MINVX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Investors Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH MANAGERS JAY SEKELSKY AND MATT HAYNER

How did the fund perform in 2012?

The Investors Fund Class Y ended the year with a gain of 14.05%, trailing its S&P 500 benchmark’s 16.00% return and its Morningstar peer group, Large Growth, which showed an average return of 15.34%. The Large Growth category was the strongest of the three Morningstar large-cap categories with Large-Cap Value up 14.57% and Large-Cap Blend up 14.96%. Since we apply a rigorous valuation screen along with seeking growing companies, we believe fund performance was more aligned with the “Blend” and “Value” categories.

All in all we feel buoyed by the portfolio’s positive results in a market rally that we believe was in large part boosted by the Federal Reserve’s quantitative easing, a condition under which we feel risks are not fully contemplated by other market participants. One of the challenges for our management in 2012 was the way in which stocks tended to move on the macro factors, often global in nature, rather than on the underlying fundamentals we typically emphasize.

Have you made any significant changes to the portfolio since December 31, 2011?

Early in 2012 we increased our weight in consumer discretionary stocks, specifically those that were U.S.-centric, a sector which performed well during the year. Late in the year we trimmed or sold some of these well-performing stocks. As evidence accumulated that the global economy was slowing we found some opportunities to add to some consumer and information technology stocks that were more global in nature, where we thought that the valuations were compressed more than they deserved. The valuation tradeoff looked positive in selling some

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Investors Fund | continued

U.S.-centric names for much cheaper names with broader global exposure.

We believe it may be illustrative to highlight a couple of the larger holdings in the portfolio. One is 3M, a global industrial company that has been around since the early 1900s but is still often voted one of the most innovative companies in the world. It has a centralized research group that we believe is an unmatched asset in fostering new product development and product leadership. Over the past decade 3M has grown its organic sales at one and a half times the pace of global industrial production while maintaining very strong profitability. Sales are recurrent in nature and are often consumed in local markets. In fact, over a third of sales are now in developing markets growing faster than the developed world. 3M has also been in those markets for a long time. For instance, 3M’s been in Latin America since 1946. We’ve found the management actions are consistent with strengthening and upholding the company’s competitive advantages.

Another representative stock is Berkshire Hathaway, a collection of businesses that Warren Buffet has accumulated over the years. One of the beauties of Berkshire is how profits generated from these businesses do not have to go back into the same company or industry. Profits can be redeployed where the best returns on capital appear available. During periods of stress or distress Berkshire has been an opportunistic investor that’s been able to deploy cash to achieve great returns. In the past, the company has actually been strengthened during periods of economic distress. The results are impressive. Berkshire’s book value has outperformed the S&P 500’s total return for every five-year rolling period since 1965 and has never lost value over a five-year period. Finally, we also believe that there’s good value in Berkshire Hathaway at today’s price. In fact, Warren Buffet bought back stock in the fourth quarter.

What factors were the strongest contributors to fund performance?

Economically sensitive sectors like Consumer Discretionary and Financials were strong performers in 2012 as the U.S. housing market continued its slow improvement. In fact, we over-weighted the portfolio in Consumer Discretionary and Financials in early 2012, and those moves were rewarded. Overall, we had the strongest contribution to the fund’s positive returns from Financials, Consumer Discretionary and Technology Sectors. The only S&P 500 sector with negative returns was Utilities, where the fund had no exposure, a relative boost for it. The best performing individual securities in the portfolio were Visa, Target, Franklin Resources and Diageo.

What factors were the largest constraints on performance?

While Health Care was a strong sector in 2012, the companies the fund held trailed their sector average. The fund was underweight the large pharmaceutical and biotechnology companies that led the sector. Energy was a weak sector overall in 2012 as demand for oil and gas was not strong enough to offset new supply. The fund’s exposure to producers caused it to underperform the overall sector as worldwide demand remained soft. As always, any cash holdings in a sharply rising market are a relative drag. In terms of individual securities we saw the worst performance from technology holding FLIR, which we sold in the third quarter, and energy holding Canadian Natural Resources, also sold in the third quarter.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Consumer Discretionary	14.1%
Consumer Staples	11.0%
Energy	6.2%
Financials	19.3%
Health Care	9.8%
Industrials	14.2%
Information Technology	19.3%
U.S. Government and Agency Obligations	1.6%
Cash & Other	4.5%

TOP TEN STOCK HOLDINGS AS OF 12/31/12

% of net assets
Johnson & Johnson	4.72%
Berkshire Hathaway Inc., Class B	4.17%
3M Co.	4.12%
Oracle Corp.	3.75%
PepsiCo Inc.	3.48%
NIKE Inc., Class B	3.44%
Markel Corp.	3.37%
Becton Dickinson & Co.	3.32%
Omnicom Group Inc.	3.32%
CH Robinson Worldwide Inc.	3.31%

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Investors Fund | continued

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	5-Year	10-Year

Investors Fund, Class Y	14.05%	2.32%	5.62%
S&P 500 Index	16.00%	1.66%	7.10%

See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON MOSAIC MID-CAP FUND (GTSGX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Mid-Cap seeks long-term capital appreciation through the investment in mid-sized growth companies.
Net Assets: $173.3 million
Date of Inception: July 21, 1983
Ticker: GTSGX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Mid-Cap Fund invests primarily in the common stocks of mid-sized U.S. corporations. The fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH RICH EISINGER, CO-MANAGER OF MADISON MOSAIC MID-CAP FUND

How would you characterize the performance of Madison Mosaic Mid-Cap in 2012?

For the full year the fund trailed the benchmark slightly while beating its Morningstar peer group. Overall, we were content with performance for the year, considering the market environment which favored riskier stocks over fundamentally strong ones. Madison Mosaic Mid-Cap Class Y was up 15.69% for the year, while the Russell Mid-Cap® Index advanced 17.28% and our Morningstar Mid-Cap Growth peer group averaged 14.07%. Looking back over the year, the fund performed as we would like, protecting capital during periods of market contraction, while largely participating in the strong up market which characterized most of the year.

Did you make any significant changes to the portfolio since December 31, 2011?

The fund’s turnover was 28% for the year, suggesting an average holding period of close to four years. We did find some new opportunities over the course of the one-year period. Expeditors International is a stock we purchased early in the fall and is a good example of the sort of company we like to hold when valuations are attractive. We had an opportunity to purchase the company at 15 times forward earnings, excluding the cash on the balance sheet. Expeditors is a global logistics company. We think of the company as a travel agent for freight movement across the globe. In addition to shipping goods it provides other services such as distribution management, cargo insurance, and customs clearance. The business model is asset light since there’s very little need for capital expenditures. The company has what we believe a solid balance sheet, with over six dollars a share in net cash, and a highly capable management team. Recent valuation has been compressed due to concerns over global growth and weak air and ocean volumes. We believe these are temporary issues and conditions will improve once the global macro-economy and global trade improve. Since we’ve bought the stock

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Mid-Cap Fund | continued

its price has moved up somewhat, but we still think it is attractive at year-end levels.

Another addition of the portfolio early in the fourth quarter was Crown Holding. It is a manufacturer of aluminum cans which are used for beverages, food products and other consumer products. The industry in which it participates has just a few players. We believe Crown has a stable, defensive end market. Management is shareholder friendly and it has a track record of wise allocation of capital. Crown has invested to build capacity in developing markets, particularly China and Brazil. These markets generate much higher returns on invested capital than developed markets, and future growth should be stronger. We believe these investments will pay off going forward. We were able to purchase the stock at what we calculated to be about eight and a half times future normalized free cash flow, which was an attractive multiple in our view. As a result, we’re optimistic on this stock going forward.

What factors were the strongest contributors to fund performance?

The fund had its best relative strength in its energy holdings, where it had strong results from Enso PLC, EOG Resources and Noble Corporation. It also did well with its Materials Sector stocks, with Valspar Corporation leading the way. Other top performers included Discovery Communications and Brookfield Asset Management.

What factors were the largest constraints on performance?

Our biggest disappointment was technology holding FLIR Systems, which suffered from declining defense spending. We sold FLIR in the third quarter. The fund also had what we feel is a temporary setback in long-time financial holding Markel. The insurer made a late-year acquisition which was not favored by the market, even though we believe it will add value over time.

What do you see for Mid-Cap looking ahead to 2013?

I feel stocks offer very good long-term opportunity at this juncture. I’d encourage people to take a long-term view. Look beyond the current financial headlines and concerns. The fund is invested in companies we believe have business models that possess durable competitive advantages, and this should allow them to compound earnings through economic cycles in a wide range of business environments. Owning these kinds of companies, in my view, is the key to wealth creation over time.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Consumer Discretionary	21.0%
Consumer Staples	3.1%
Energy	7.4%
Financials	23.6%
Health Care	8.3%
Industrials	19.5%
Information Technology	4.0%
Materials	6.7%
U.S. Government and Agency Obligations	3.8%
Cash & Other	2.6%

TOP TEN STOCK HOLDINGS AS OF 12/31/12

% of net assets
Markel Corp.	4.92%
Brookfield Asset Management Inc.	4.02%
Copart Inc.	3.88%
CH Robinson Worldwide Inc.	3.55%
WR Berkley Corp.	3.47%
Laboratory Corp. of America Holdings	3.22%
TJX Cos. Inc.	3.16%
CarMax Inc.	3.03%
Omnicom Group Inc.	3.01%
Wabtec Corp.	2.87%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	5-Year	10-Year	Since 2/29/12 Inception

Mid-Cap Fund, Class Y	15.69%	3.06%	8.48%	–
Mid-Cap Fund, Class R6	–	–	–	7.34%
Russell Midcap® Index	17.28%	3.57%	10.65%	6.17%
S&P 500 Index	16.00%	1.66%	7.10%	6.43%

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Disciplined Equity Fund | continued

MADISON MOSAIC DISCIPLINED EQUITY (MADEX)

FUND-AT-A-GLANCE
Objective: Madison Mosaic Disciplined Equity seeks long-term growth with diversification among all equity market sectors.
Net Assets: $148.5 million
Date of Inception: December 31, 1997
Ticker: MADEX

INVESTMENT STRATEGY HIGHLIGHTS

Madison Mosaic Disciplined Equity Fund invests primarily in the common stocks of large-sized U.S. corporations. The fund seeks to maintain an overall sector weighting in line with the broader market, with monthly rebalancing. The fund typically owns 50-70 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. We follow a rigorous three-step process when evaluating companies. We consider the business model, the management team and the valuation of each potential investment. We strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. We corroborate this valuation work with additional valuation methodologies. The fund typically sells a stock when the fundamental expectations for the purchase no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to its prospects.

PERFORMANCE DISCUSSION WITH PORTFOLIO MANAGERS JAY SEKELSKY AND MARIAN QUADE

How would you characterize the performance of the Disciplined Equity Fund for the period?

Against the fund’s benchmark S&P 500’s return of 16.00%, Disciplined Equity’s Class Y shares showed a gain of 12.25%. The fund also trailed its Morningstar Large Blend peer group which had a return of 14.96%. With the portfolio currently allocated across S&P 500 sectors, the relative results against the S&P 500 were largely a function of our stock selection. In a market environment which favored riskier, highly leveraged companies, our emphasis on high-quality holdings was a detriment to returns across the year.

Have you made any significant changes to the portfolio since December 31, 2011?

As in the past, the fund’s equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time. The fund’s turnover ratio was 29%, representing an average holding period of greater than three years. This is an indication that we are finding solid companies that have retained their attractive valuation over the years. By our measures, large, high-quality companies remain the best valued area of the market.

Although our team’s objective is to maintain relative sector neutrality against the broader market, we are dedicated to actively managing a select group of stocks within each of these sectors. At the beginning of the period, the fund had 51 holdings and at the end of the period it held 52. Our goal is to own the highest quality companies we can in each sector of the market, a judgment made on an array of business metrics that boil down to a combination of attractive valuation and the ability to produce consistent, predictable earnings going forward. In many cases, this means selling a stock and replacing it with another we feel has greater potential.

This is what we did, for example, in the Consumer Discretionary Sector as we sold Staples on disappointing business projections and added McDonald’s. In Technology over the course of the year we sold Cisco, Western Union and FLIR Systems and added Oracle and Micros Systems,

What factors had the largest impact on this period’s performance?

The year saw quite a bit of disparity in S&P 500 sector returns, with Utilities losing -2.9%, while Financials rose 26.3%. The fund’s results were similarly diverse, with above S&P 500 Index returns in Materials, Financials and Consumer Discretionary Sectors, negative returns in its Energy Sector holdings and below-market returns in Health Care.

In terms of individual holdings, the strongest contributors were Discovery Communications, a stock which was up more than 55% for the period, and NextEra Energy, which had above-index results for the year, well ahead of its S&P 500 Utility Sector, which was negative for the period. The

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Disciplined Equity Fund | continued

most disappointing results came from technology holding FLIR Systems, which we sold in the third quarter, and from the second-weakest S&P sector, Energy, where we saw losses in Canadian Natural Resources and Chevron. We sold Canadian Natural Resources in the third quarter.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Consumer Discretionary	11.6%
Consumer Staples	10.1%
Energy	11.0%
Financials	15.2%
Health Care	12.4%
Industrials	10.0%
Information Technology	19.8%
Materials	4.0%
Telecommunication Services	2.3%
Utilities	2.5%
Cash & Other	1.1%

TOP TEN STOCK HOLDINGS AS OF 12/31/12

% of net assets
Microsoft Corp.	3.54%
Johnson & Johnson	3.39%
Berkshire Hathaway Inc., Class B	3.38%
3M Co.	2.74%
PepsiCo Inc.	2.73%
QUALCOMM Inc.	2.68%
Markel Corp.	2.61%
Accenture PLC, Class A	2.60%
NextEra Energy Inc.	2.53%
Apple Inc.	2.49%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	5-Year	10-Year	Since 2/29/12 Inception

Disciplined Equity Fund, Class Y	12.25%	1.75%	5.40%	–
Disciplined Equity Fund, Class R6	–	–	–	5.64%
S&P 500 Index	16.00%	1.66%	7.10%	6.43%

See accompanying Notes to Management’s Discussion of Fund Performance.

MADISON MOSAIC DIVIDEND INCOME (BHBFX)

FUND-AT-A-GLANCE
Objective: Beginning March 1, 2012, Madison Mosaic Dividend Income seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in dividend paying stocks.
Net Assets: $13.3 million
Date of Inception: December 18, 1986
Ticker: BHBFX

INVESTMENT STRATEGY HIGHLIGHTS

Dividend Income Fund invests in a diversified portfolio of dividend-paying stocks, with the goal of producing current income while providing an opportunity for capital appreciation. It invests primarily in the common stocks of large-sized U.S. corporations. The fund typically owns 40-60 securities which are chosen for having a current yield exceeding the S&P 500’s average yield, strong fundamentals including an attractive balance sheet and reasonable valuations at the time of purchase. A key attraction for management is a company with a history of increasing dividend payments and a business model which supports the possibility of continuing these increases in the future.

PERFORMANCE DISCUSSION WITH JOHN BROWN

How did the Dividend Income Fund perform for the year?

The Dividend Income Fund was in transition during the first quarter of 2012 from its former strategy as a Balanced Fund to its current allocation. This change was effective March 1, 2012. The Dividend Income Fund Classs Y shares

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • Dividend Income Fund | continued

rose 10.86% for the year, compared to the S&P 500’s return of 16.00% and its Morningstar category of Large Value which rose 14.57%. This one-year period was one which saw strong returns from a broad range of domestic and international market indices. We were pleased to be able to produce double-digit returns in this transition year, as we shifted the holdings from a mix of stocks and bonds to a pure stock portfolio.

The fund’s return compared to its peer group and benchmark, both representing stock portfolios, was hampered by a combination of weak stock selection and the inclusion of bonds in the early part of the year as the portfolio transitioned from a balanced strategy to a dividend income strategy. The primary source of underperformance was the overall weakness of established, dividend-paying stocks in a market which preferred more leveraged and speculative companies, compounded by disappointing results in a number of our holdings.

Have you made any significant changes to the portfolio since December 31, 2011?

The main shift was the strategy reorientation as reflected in the name change from Balanced to Dividend Income. Once we established our full portfolio of dividend-paying stocks in March, the portfolio was generally stable. Over the course of the year we did add some new names, including Automated Data Processing, Microchip Technology and Exxon Mobile. Sales including First Energy, Lockheed Martin, Norfolk Southern and Paychex.

COMMON STOCK ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Consumer Discretionary	9.7%
Consumer Staples	13.6%
Energy	11.6%
Financials	18.6%
Health Care	17.8%
Industrials	12.9%
Information Technology	9.5%
Materials	1.5%
Telecommunication Services	2.4%
Cash & Other	2.4%

TOP TEN STOCK HOLDINGS AS OF 12/31/12

% of net assets
Pfizer Inc.	4.84%
Chevron Corp.	4.65%
Johnson & Johnson	4.60%
Travelers Cos. Inc.	3.95%
ConocoPhillips	3.80%
Merck & Co. Inc.	3.73%
3M Co.	3.22%
PepsiCo Inc.	3.20%
Microsoft Corp.	3.00%
United Technologies Corp.	2.72%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	5-Year	10-Year

Dividend Income Fund, Class Y	10.86%	4.02%	5.46%
S&P 500 Index	16.00%	1.66%	7.10%

See accompanying Notes to Management’s Discussion of Fund Performance.

NORTHROAD INTERNATIONAL FUND (NRIEX)

FUND-AT-A-GLANCE
Objective: NorthRoad International seeks capital appreciation through investments in common stocks based outside the United States.
Net Assets: $28.9 million
Date of Inception: December 31, 2008*
Ticker: NRIEX

INVESTMENT STRATEGY HIGHLIGHTS

NorthRoad International is an international stock fund that invests in high-quality companies with sustainable, high returns on capital that trade at attractive valuations.

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance • NorthRoad Int'l Fund | continued

MANAGEMENT’S DISCUSSION OF 2012

NorthRoad International Class Y returned 13.76% for 2012, while the MSCI EAFE Index Net was up 17.32% and the fund’s Morningstar Foreign Large Blend peer group averaged 18.29%. As with the Equity Trust’s domestic funds, the fund was fighting a low-quality over high-quality trend in the international markets. For instance, even with its fragile sovereign debt issues unresolved, the Greek stock market was up nearly 40% in U.S. dollars for the year. The fund also suffered from underexposure to banks, particularly European banks, the strongest area in the market’s highest performing sector. On average the portfolio’s holdings in the more defensive areas of the market, Consumer Staples and Health Care, delivered positive returns for the period, but did not keep pace with the overall market. Uncertainty regarding the macroeconomic environment will likely remain in place in 2013. Responding to an uncertain outlook, investors continued to be wary of equities through 2012, while central banks maintained easy money policies, driving U.S. Treasury and German government 10-year bond yields below 2%. In contrast to these historic low bond yields, the securities held in NorthRoad International Equity are high-quality, profitable, global businesses and generated an average annual yield of approximately 3.9% as of December 31, 2012. While recognizing the current macroeconomic risks, we believe value opportunities exist in global equity markets. Our disciplined, bottom-up focus and long-term horizon provide the framework to make sensible investments in an uncertain world that we believe will result in strong risk-adjusted performance over time. We believe the portfolio is attractively valued at about 11.6 times forward earnings with high and sustainable levels of profitability.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/12

Consumer Discretionary	6.9%
Consumer Staples	18.8%
Energy	10.9%
Financials	11.7%
Health Care	15.5%
Industrials	7.9%
Information Technology	9.6%
Materials	13.3%
Telecommunication Services	5.3%
Cash & Other	0.1%

TOP TEN STOCK HOLDINGS AS OF 12/31/12

% of net assets
Novartis AG, ADR	4.42%
Unilever PLC, ADR	3.47%
SAP AG, ADR	3.44%
Roche Holding AG, ADR	3.38%
Nestle S.A., ADR	3.34%
Akzo Nobel NV, ADR	3.20%
Sanofi, ADR	3.10%
Syngenta AG, ADR	3.09%
ENI SpA, ADR	3.05%
HSBC Holdings PLC, ADR	3.01%

COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT1,2

	Average Annual Total Return
	1-Year	3-Year	Since Inception 12/31/08	Since 2/29/12 Inception

NorthRoad International Fund, Class Y	13.76%	8.02%	13.07%	–
NorthRoad International Fund, Class R6	–	–	–	6.70%
MSCI EAFE Index (Net)	17.32%	3.56%	9.99%	5.33%

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Mosaic Equity Trust | Management’s Discussion of Fund Performance | concluded

NOTES TO MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

[1]	This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the fund’s comparative index.
[2]	Past performance is not predictive of future performance. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares and assumes all dividends have been reinvested. The comparative Indices noted do not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other changes. For current performance information, visit www.mosaicfunds.com.
[3]	Prior to March 1, 2012, the Dividend Income Fund was known as the Balanced Fund and had different investment objectives and strategies. Its fixed income holdings were liquidated prior to March 1, and the fund began implementing its new investment objectives and strategies thereafter.

BENCHMARK DESCRIPTIONS

The S&P 500 Index is an unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The index does not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Index is an unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. Neither index reflects any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

The MSCI EAFE Index (net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not reflect any investment management fees or transaction expenses, nor the effect of taxes, fees or other charges.

Madison Mosaic Equity Trust | December 31, 2012

Investors Fund • Portfolio of Investments

	Shares	Value (Note 1)

COMMON STOCK - 93.9%
Consumer Discretionary - 14.1%
CarMax Inc.*	22,975	$862,481
McDonald’s Corp.	8,175	721,117
NIKE Inc., Class B	23,436	1,209,298
Omnicom Group Inc.	23,390	1,168,564
Target Corp.	16,690	987,547

		4,949,007
Consumer Staples - 11.0%
Coca-Cola Co.	18,132	657,285
Diageo PLC, ADR	4,109	479,027
Mondelez International Inc., Class A	27,481	699,941
Nestle S.A., ADR	12,670	825,704
PepsiCo Inc.	17,880	1,223,529

		3,885,486
Energy - 6.2%
Apache Corp.	8,343	654,926
Occidental Petroleum Corp.	8,240	631,266
Schlumberger Ltd.	12,754	883,725

		2,169,917
Financials - 19.3%
Berkshire Hathaway Inc., Class B*	16,371	1,468,479
Brookfield Asset Management Inc.	21,320	781,378
Franklin Resources Inc.	5,305	666,839
M&T Bank Corp.	8,903	876,678
Markel Corp.*	2,732	1,184,103
Northern Trust Corp.	17,257	865,611
US Bancorp	29,404	939,164

		6,782,252
Health Care - 9.8%
Becton Dickinson & Co.	14,922	1,166,751
Johnson & Johnson	23,708	1,661,931
Laboratory Corp. of America Holdings*	7,300	632,326

		3,461,008
Industrials - 14.2%
3M Co.	15,619	1,450,224
CH Robinson Worldwide Inc.	18,425	1,164,829
Copart Inc.*	33,955	1,001,672
Jacobs Engineering Group Inc.*	17,215	732,843
United Parcel Service Inc., Class B	8,791	648,160

		4,997,728

	Shares	Value (Note 1)

Information Technology - 19.3%
Accenture PLC, Class A	16,550	$1,100,576
Google Inc., Class A*	1,486	1,054,124
MICROS Systems Inc.*	19,265	817,607
Microsoft Corp.	39,898	1,066,473
Oracle Corp.	39,620	1,320,138
QUALCOMM Inc.	14,909	924,656
Visa Inc., Class A	3,351	507,945

		6,791,519

Total Common Stocks
(Cost $28,128,720)		33,036,917
INVESTMENT COMPANY - 3.2%
Invesco Short Term Investments Treasury	1,113,112	1,113,112

Total Investment Company
(Cost $1,113,112)		1,113,112
	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.6%
U.S. Treasury Bills - 1.6%
0.06%, 4/25/13	$575,000	574,874

Total U.S. Government and Agency Obligations (Cost $574,874)		574,874
TOTAL INVESTMENTS - 98.7% (Cost $29,816,706)		34,724,903
NET OTHER ASSETS AND LIABILITIES - 1.3%		450,632
TOTAL ASSETS - 100.0%		$35,175,535

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Mid-Cap Fund • Portfolio of Investments

	Shares	Value (Note 1)

COMMON STOCK - 93.6%
Consumer Discretionary - 21.0%
Advance Auto Parts Inc.	44,525	$3,221,384
Bed Bath & Beyond Inc.*	87,569	4,895,983
CarMax Inc.*	139,881	5,251,133
Discovery Communications Inc., Class C*	61,386	3,591,081
Liberty Global Inc., Class C*	74,534	4,378,872
Omnicom Group Inc.	104,321	5,211,877
Tiffany & Co.	75,378	4,322,175
TJX Cos. Inc.	128,958	5,474,267

		36,346,772
Consumer Staples - 3.1%
Brown-Forman Corp., Class B	25,710	1,626,158
McCormick & Co. Inc.	60,182	3,823,362

		5,449,520
Energy - 7.4%
Ensco PLC, ADR	58,494	3,467,524
EOG Resources Inc.	21,890	2,644,093
Noble Corp.	82,010	2,855,588
World Fuel Services Corp.	91,875	3,782,494

		12,749,699
Financials - 23.6%
Arch Capital Group Ltd.*	102,720	4,521,734
Brookfield Asset Management Inc.	190,232	6,972,003
Brown & Brown Inc.	141,181	3,594,468
Glacier Bancorp Inc.	184,786	2,718,202
Leucadia National Corp.	167,963	3,995,840
M&T Bank Corp.	46,435	4,572,454
Markel Corp.*	19,654	8,518,437
WR Berkley Corp.	159,493	6,019,266

		40,912,404
Health Care - 8.3%
DENTSPLY International Inc.	101,664	4,026,911
Laboratory Corp. of America Holdings*	64,325	5,571,831
Techne Corp.	70,478	4,816,467

		14,415,209
Industrials - 19.5%
CH Robinson Worldwide Inc.	97,360	6,155,099
Copart Inc.*	227,652	6,715,734
Expeditors International of Washington Inc.	116,470	4,606,388
IDEX Corp.	78,661	3,660,096
Jacobs Engineering Group Inc.*	86,677	3,689,840
Ritchie Bros Auctioneers Inc.	191,122	3,992,539
Wabtec Corp.	56,840	4,975,774

		33,795,470

	Shares	Value (Note 1)

Information Technology - 4.0%
Amphenol Corp., Class A	48,555	$3,141,508
MICROS Systems Inc.*	90,020	3,820,449

		6,961,957
Materials - 6.7%
Crown Holdings Inc.*	116,012	4,270,402
Ecolab Inc.	55,400	3,983,260
Valspar Corp.	53,535	3,340,584

		11,594,246

Total Common Stocks
(Cost $123,162,101)		162,225,277
INVESTMENT COMPANY - 0.7%
Invesco Short Term Investments Treasury	1,235,470	1,235,470

Total Investment Company
(Cost $1,235,470)		1,235,470
	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.8%
U.S. Treasury Bill - 3.8%
0.06%, 4/25/13	$6,625,000	6,623,552

Total U.S. Government and Agency Obligations (Cost $6,623,552)		6,623,552

TOTAL INVESTMENTS - 98.1% (Cost $131,021,123)		170,084,299
NET OTHER ASSETS AND LIABILITIES - 1.9%		3,199,079

TOTAL ASSETS - 100.0%		$173,283,378

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Disciplined Equity Fund • Portfolio of Investments

	Shares	Value (Note 1)

COMMON STOCK - 98.9%
Consumer Discretionary - 11.6%
CarMax Inc.*	44,865	$1,684,232
Discovery Communications Inc., Class C*	33,000	1,930,500
McDonald’s Corp.	22,265	1,963,996
NIKE Inc., Class B	50,690	2,615,604
Omnicom Group Inc.	56,222	2,808,851
Target Corp.	47,000	2,780,990
TJX Cos. Inc.	37,770	1,603,337
Walt Disney Co.	38,265	1,905,214

		17,292,724
Consumer Staples - 10.1%
Coca-Cola Co.	50,460	1,829,175
Costco Wholesale Corp.	19,705	1,946,263
Diageo PLC, ADR	15,780	1,839,632
Mondelez International Inc., Class A	100,000	2,547,000
Nestle S.A., ADR	43,065	2,806,546
PepsiCo Inc.	59,295	4,057,557

		15,026,173
Energy - 11.0%
Apache Corp.	39,929	3,134,427
Chevron Corp.	26,809	2,899,125
ConocoPhillips	60,000	3,479,400
Occidental Petroleum Corp.	44,000	3,370,840
Schlumberger Ltd.	50,376	3,490,553

		16,374,345
Financials - 15.2%
Berkshire Hathaway Inc., Class B*	55,980	5,021,406
Brookfield Asset Management Inc.	62,550	2,292,458
Franklin Resources Inc.	22,601	2,840,946
M&T Bank Corp.	29,795	2,933,914
Markel Corp.*	8,950	3,879,109
Northern Trust Corp.	59,965	3,007,844
US Bancorp	79,510	2,539,549

		22,515,226
Health Care - 12.4%
Becton Dickinson & Co.	44,300	3,463,817
Johnson & Johnson	71,855	5,037,036
Laboratory Corp. of America Holdings*	30,176	2,613,845
Novartis AG, ADR	44,030	2,787,099
Stryker Corp.	35,416	1,941,505
UnitedHealth Group Inc.	48,210	2,614,910

		18,458,212
	Shares	Value (Note 1)

Industrials - 10.0%
3M Co.	43,798	$4,066,644
CH Robinson Worldwide Inc.	31,950	2,019,879
Copart Inc.*	68,160	2,010,720
Emerson Electric Co.	40,625	2,151,500
Jacobs Engineering Group Inc.*	47,500	2,022,075
United Parcel Service Inc., Class B	35,665	2,629,580

		14,900,398
Information Technology - 19.8%
Accenture PLC, Class A	58,000	3,857,000
Apple Inc.	6,941	3,699,761
Automatic Data Processing Inc.	26,225	1,495,087
Google Inc., Class A*	5,000	3,546,850
MICROS Systems Inc.*	52,880	2,244,227
Microsoft Corp.	196,625	5,255,786
Oracle Corp.	99,400	3,312,008
QUALCOMM Inc.	64,175	3,980,134
Visa Inc., Class A	13,079	1,982,515

		29,373,368
Materials - 4.0%
Ecolab Inc.	22,000	1,581,800
International Flavors & Fragrances Inc.	37,500	2,495,250
Praxair Inc.	16,680	1,825,626

		5,902,676
Telecommunication Services - 2.3%
AT&T Inc.	99,170	3,343,021

Utilities - 2.5%
NextEra Energy Inc.	54,245	3,753,212

Total Common Stocks
(Cost $129,989,176)		146,939,355
INVESTMENT COMPANY - 2.5%
Invesco Short Term Investments Treasury	3,727,120	3,727,120

Total Investment Company
(Cost $3,727,120)		3,727,120

TOTAL INVESTMENTS - 101.4%
(Cost $133,716,296)		150,666,475
NET OTHER ASSETS AND LIABILITIES - (1.4%)		(2,139,479)

TOTAL ASSETS - 100.0%		$148,526,996

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Dividend Income Fund • Portfolio of Investments

	Shares	Value (Note 1)

COMMON STOCK - 97.6%
Consumer Discretionary - 9.7%
McDonald’s Corp.	3,350	$295,504
Omnicom Group Inc.	4,100	204,836
Target Corp.	4,445	263,011
Time Warner Inc.	7,300	349,159
Viacom Inc., Class B*	3,200	168,768

		1,281,278
Consumer Staples - 13.6%
Coca-Cola Co.	5,600	203,000
Diageo PLC, ADR	1,869	217,888
Nestle S.A., ADR	3,400	221,578
PepsiCo Inc.	6,200	424,266
Philip Morris International Inc.	1,750	146,370
Procter & Gamble Co.	4,200	285,138
Sysco Corp.	4,700	148,802
Wal-Mart Stores Inc.	2,300	156,929

		1,803,971
Energy - 11.6%
Chevron Corp.	5,700	616,398
ConocoPhillips	8,700	504,513
Exxon Mobil Corp.	2,300	199,065
Occidental Petroleum Corp.	2,800	214,508

		1,534,484
Financials - 18.6%
Axis Capital Holdings Ltd.	6,300	218,232
Bank of New York Mellon Corp.	6,207	159,520
BlackRock Inc.	1,560	322,468
M&T Bank Corp.	2,000	196,940
Northern Trust Corp.	3,347	167,886
PartnerRe Ltd.	3,100	249,519
Travelers Cos. Inc.	7,300	524,286
US Bancorp	8,600	274,684
Wells Fargo & Co.	10,400	355,472

		2,469,007
Health Care - 17.8%
Becton Dickinson & Co.	2,000	156,380
Johnson & Johnson	8,700	609,870
Medtronic Inc.	5,700	233,814
Merck & Co. Inc.	12,100	495,374
Novartis AG, ADR	3,635	230,096
Pfizer Inc.	25,600	642,048

		2,367,582

	Shares	Value (Note 1)

Industrials - 12.9%
3M Co.	4,594	$426,553
Boeing Co.	3,700	278,832
Emerson Electric Co.	4,100	217,136
United Parcel Service Inc., Class B	3,700	272,801
United Technologies Corp.	4,400	360,844
Waste Management Inc.	4,500	151,830

		1,707,996
Information Technology - 9.5%
Accenture PLC, Class A	2,500	166,250
Automatic Data Processing Inc.	3,800	216,638
Intel Corp.	6,700	138,221
Linear Technology Corp.	5,200	178,360
Microchip Technology Inc.	4,900	159,691
Microsoft Corp.	14,900	398,277

		1,257,437
Materials - 1.5%
Air Products & Chemicals Inc.	2,400	201,647

Telecommunication Services - 2.4%
AT&T Inc.	9,400	316,873

Total Common Stocks
(Cost $11,613,948)		12,940,275
INVESTMENT COMPANY - 2.5%
Invesco Short Term Investments Treasury	329,855	329,855

Total Investment Company
(Cost $329,855)		329,855

TOTAL INVESTMENTS - 100.1% (Cost $11,943,803)		13,270,130
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(7,025)

TOTAL ASSETS - 100.0%		$13,263,105

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

NorthRoad International Fund • Portfolio of Investments

	Shares	Value (Note 1)

COMMON STOCK - 99.9%
Consumer Discretionary - 6.9%
Compass Group PLC, ADR	49,900	$597,802
Reed Elsevier PLC, ADR	16,060	675,162
WPP PLC, ADR	10,030	731,187

		2,004,151
Consumer Staples - 18.8%
Carrefour S.A., ADR	74,096	381,594
Diageo PLC, ADR	7,459	869,570
Imperial Tobacco Group PLC, ADR	8,161	632,396
Kao Corp., ADR	28,408	737,756
Nestle S.A., ADR	14,787	963,669
Tesco PLC, ADR	51,561	854,881
Unilever PLC, ADR	25,862	1,001,377

		5,441,243
Energy - 10.9%
ENI SpA, ADR	17,905	879,852
Petroleo Brasileiro S.A., ADR	31,474	612,799
Royal Dutch Shell PLC, ADR	12,424	856,635
Total S.A., ADR	15,046	782,542

		3,131,828
Financials - 11.7%
Allianz SE, ADR	48,574	671,293
AXA S.A., ADR	28,587	520,855
Credit Suisse Group AGon, ADR	24,560	603,194
HSBC Holdings PLC, ADR	16,373	868,915
Mitsubishi UFJ Financial Group Inc., ADR	133,251	722,220

		3,386,477
Health Care - 15.5%
GlaxoSmithKline PLC, ADR	19,156	832,711
Novartis AG, ADR	20,142	1,274,989
Roche Holding AG, ADR	19,335	976,418
Sanofi, ADR	18,895	895,245
Teva Pharmaceutical Industries Ltd., ADR	12,969	484,262

		4,463,625
Industrials - 7.9%
ABB Ltd.-Spon, ADR	36,125	751,039
Schneider Electric S.A., ADR	58,215	861,000
Secom Co. Ltd., ADR	52,890	663,240

		2,275,279

	Shares	Value (Note 1)

Information Technology - 9.6%
Canon Inc., ADR	17,570	$688,920
Infosys Ltd.-Sp, ADR	11,827	500,282
SAP AG, ADR	12,370	994,301
Telefonaktiebolaget LM Ericsson, ADR	57,591	581,669

		2,765,172
Materials - 13.3%
Akzo Nobel NV, ADR	41,091	924,548
BHP Billiton Ltd.-Spon, ADR	8,525	668,701
CRH PLC, ADR	31,916	649,171
Givaudan S.A., ADR	34,021	717,843
Syngenta AG, ADR	11,048	892,678

		3,852,941
Telecommunication Services - 5.3%
France Telecom S.A., ADR	41,221	455,492
NTT DoCoMo Inc., ADR	36,150	520,922
Vodafone Group PLC-Sp, ADR	21,700	546,623

		1,523,037

Total Common Stocks
(Cost $26,980,268)		28,843,753
INVESTMENT COMPANY - 1.5%
Invesco Short Term Investments Treasury	431,804	431,804

Total Investment Company
(Cost $431,804)		431,804

TOTAL INVESTMENTS - 101.4% (Cost $27,412,072)		29,275,557
NET OTHER ASSETS AND LIABILITIES - (1.4%)		(408,524)

TOTAL ASSETS - 100%		$28,867,033

*	Non-income producing
ADR	American Depository Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Statements of Assets and Liabilities | For the period ended December 31, 2012

			Disciplined	Dividend	Northroad
	Investors	Mid-Cap	Equity	Income	International
ASSETS	Fund	Fund	Fund	Fund[1]	Fund
Investments, at value (Note 1)
Investment securities	$33,036,916	$162,225,277	$146,939,355	$12,940,275	$28,843,753
Short-term investments	1,687,987	7,859,022	3,727,120	329,855	431,804

Total investments*	34,724,903	170,084,299	150,666,475	13,270,130	29,275,557
Receivables
Investment securities sold	482,403	4,319,884	–	–	–
Dividends and interest	23,029	57,168	95,052	16,467	32,157
Capital shares sold	4,882	762,942	154,337	307	3,000

Total assets	35,235,217	175,224,293	150,915,864	13,286,904	29,310,714

LIABILITIES
Payables
Investment securities purchased	–	769,710	–	–	–
Dividends	18,778	–	1,574,174	3,126	408,047
Capital shares redeemed	6,142	982,467	676,358	5,130	934
Management fees	22,509	112,853	99,033	8,521	19,793
Service fees	16,754	75,885	58,730	8,726	14,907
Waived fees	(4,501)	–	(19,427)	(1,704)	–

Net Management and Service fees	34,762	188,738	138,336	15,543	34,700

Total liabilities	59,682	1,940,915	2,388,868	23,799	443,681

NET ASSETS	$35,175,535	$173,283,378	$148,526,996	$13,263,105	$28,867,033

Net assets consists of:
Paid in capital	31,578,047	$130,850,532	$130,074,912	11,961,290	$27,069,772
Accumulated net realized gains (losses)	(1,310,709)	3,369,670	1,501,905	(24,512)	(66,224)
Net unrealized appreciation on investments	4,908,197	39,063,176	16,950,179	1,326,327	1,863,485

Net assets	$35,175,535	$173,283,378	$148,526,996	$13,263,105	$28,867,033

CLASS Y SHARES
Net Assets	$35,175,535	$168,427,745	$145,519,620	$13,263,105	$28,856,363
Shares of beneficial interest outstanding	1,894,975	12,967,144	10,874,913	741,005	2,776,395
Net Asset Value and redemption price per share	$18.56	$12.99	$13.38	$17.90	$10.39

CLASS R6 SHARES[2]
Net Assets		$4,855,633	$3,007,376		$10,670
Shares of beneficial interest outstanding		372,784	224,836		1,027
Net Asset Value and redemption price per share		$13.03	$13.38		$10.39

*INVESTMENT SECURITIES, AT COST	$29,816,706	$131,021,123	$133,716,296	$11,943,803	$27,412,072

[1]	Prior to March 1, 2012, the fund was known as the Balanced Fund.
[2]	The Investors and Dividend Income Funds do not offer Class R6 shares.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Statements of Operations | For the period ended December 31, 2012

			Disciplined	Dividend	NorthRoad
	Investors	Mid-Cap	Equity	Income	International
	Fund	Fund	Fund[1]	Fund	Fund
INVESTMENT INCOME (Note 1)
Interest income	$215	$1,390	$863	$18,594	$151
Dividend income	620,934	2,118,139	3,275,761	361,831	736,721

Total investment income	621,149	2,119,529	3,276,624	380,425	736,872

EXPENSES (Notes 2 and 3)
Investment advisory fees	270,608	1,326,185	1,164,725	93,769	190,018
Service agreement fees	106,553	787,027	444,751	52,444	83,107

Total expenses	377,161	2,113,212	1,609,476	146,213	273,125
Waived fees	(27,216)	–	(130,332)	(10,069)	–

Net expenses	349,945	2,113,212	1,479,144	136,144	273,125

NET INVESTMENT INCOME	271,204	6,317	1,797,480	244,281	463,747

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,058,621	10,532,602	7,145,805	235,265	(65,728)
Change in net unrealized appreciation of investments	2,486,753	14,509,191	9,954,955	781,331	2,035,365

NET GAIN ON INVESTMENTS	4,545,374	25,041,793	17,100,760	1,016,596	1,969,637

TOTAL INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,816,578	$25,048,110	$18,898,240	$1,260,877	$2,433,384

[1]	Prior to March 1, 2012, the fund was known as the Balanced Fund.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Statements of Changes in Net Assets | For the period indicated

	Investors Fund		Mid-Cap Fund

	Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS
Net investment income (loss)	$271,204	$330,669	$6,317	$(312,288)
Net realized gain on investments	2,058,621	2,427,210	10,532,602	13,451,723
Net unrealized appreciation (depreciation) on investments	2,486,753	(2,846,126)	14,509,191	(4,808,581)

Net increase (decrease) in net assets resulting from operations	4,816,578	(88,247)	25,048,110	8,330,854
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class Y	(271,204)	(330,669)	–	–
Class R6[2]	–	–	(6,317)	–
From net capital gains
Class Y	–	–	(6,194,230)	(6,784,343)
Class R6[2]	–	–	(173,726)	–

Total distributions	(271,204)	(330,669)	(6,374,273)	(6,784,343)
CAPITAL SHARE TRANSACTIONS (Note 6)
Class Y	(5,708,658)	(6,123,944)	(10,692,239)	(632,136)
Class R6[2]	–	–	4,974,012	–

Total capital share transactions	(5,708,658)	(6,123,944)	(5,718,227)	(632,136)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,163,284)	(6,542,860)	12,955,610	914,375
NET ASSETS
Beginning of period	$36,338,819	$42,881,679	$160,327,768	$159,413,393

End of period	$35,175,535	$36,338,819	$173,283,378	$160,327,768

	Disciplined Equity Fund		Dividend Income Fund[1]

	Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS
Net investment income	$1,797,480	$1,581,978	$244,281	$128,629
Net realized gain on investments	7,145,805	2,888,003	235,265	949,897
Net unrealized appreciation (depreciation) on investments	9,954,955	(2,766,220)	781,331	(868,837)

Net increase in net assets resulting from operations	18,898,240	1,703,761	1,260,877	209,689
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class Y	(1,755,531)	(1,581,978)	(244,281)	(128,629)
Class R6[2]	(41,949)	–	–	–
From net capital gains
Class Y	(7,483,283)	(1,169,811)	(555,330)	(276,130)
Class R6[2]	(145,634)	–	–	–

Total distributions	(9,426,397)	(2,751,789)	(799,611)	(404,759)
CAPITAL SHARE TRANSACTIONS (Note 6)
Class Y	(28,419,945)	66,296,492	1,612,849	(872,159)
Class R6[2]	3,245,294	–	–	–

Total capital share transactions	(25,174,651)	66,296,492	1,612,849	(872,159)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,702,808)	65,248,464	2,074,115	(1,067,229)
NET ASSETS
Beginning of period	$164,229,804	$98,981,340	$11,188,990	$12,256,219

End of period	$148,526,996	$164,229,804	$13,263,105	$11,188,990

[1]	Prior to March 1, 2012, the fund was known as the Balanced Fund.
[2]	The Investors and Dividend Income Funds do not offer Class R6 shares.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Statements of Changes in Net Assets | For the period indicated (concluded)

	NorthRoad International Fund

	Year Ended December 31,
	2012	2011

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS
Net investment income	$463,747	$6,986
Net realized gain (loss) on investments	(65,728)	361,522
Net unrealized appreciation (depreciation) on investments	2,035,365	(454,433)

Net increase (decrease) in net assets resulting from operations	2,433,384	(85,925)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class Y	(463,551)	(6,986)
Class R6	(196)	–
From net capital gains
Class Y	–	(380,990)
Class R6	–	–

Total distributions	(463,747)	(387,976)
CAPITAL SHARE TRANSACTIONS (Note 6)
Class Y	25,266,346	331,449
Class R6	10,196	–

Total capital share transactions	$25,276,542	331,449
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,246,179	(142,452)
NET ASSETS
Beginning of period	$1,620,854	$1,763,306

End of period	$28,867,033	$1,620,854

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	Year Ended December 31,
	2012	2011	2010	2009	2008

CLASS Y
Net asset value, beginning of period	$16.40	$16.55	$15.07	$11.31	$18.44
Investment operations:
Net investment income[1]	0.13	0.15	0.09	0.05	0.08
Net realized and unrealized gain (loss) on investments	2.17	(0.15)	1.48	3.76	(6.28)

Total from investment operations	2.30	–	1.57	3.81	(6.20)
Less distributions:
From net investment income	(0.14)	(0.15)	(0.09)	(0.05)	(0.08)
From net capital gains	–	–	–	–	(0.85)

Total distributions	(0.14)	(0.15)	(0.09)	(0.05)	(0.93)

Net asset value, end of period	$18.56	$16.40	$16.55	$15.07	$11.31

Total return (%)	14.05	0.00	10.44	33.73	(33.40)
Ratios and supplemental data
Net assets, end of period (in thousands)	$35,176	$36,339	$42,882	$39,684	$28,030
Ratio of expenses to average net assets before fee waiver (%)	1.05	0.99	0.99	1.00	1.05
Ratio of expenses to average net assets after fee waiver (%)	0.97	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	0.68	0.82	0.60	0.40	0.47
Ratio of net investment income to average net assets after fee waiver (%)	0.75	N/A	N/A	N/A	N/A
Portfolio turnover[2] (%)	47	36	41	74	47

MID-CAP FUND

	Year Ended December 31,
	2012	2011	2010	2009	2008

CLASS Y
Net asset value, beginning of period
Investment operations:	$11.65	$11.57	$9.55	$7.67	$12.87
Net investment income[1]
Net realized and unrealized gain (loss) on investments	–	(0.02)	(0.03)	(0.03)	(0.03)
Total from investment operations	1.82	0.61	2.05	1.91	(4.71)

Less distributions from capital gains	1.82	0.59	2.02	1.88	(4.74)
Net asset value, end of period	(0.48)	(0.51)	–	–	(0.46)

Total return (%)	$12.99	$11.65	$11.57	$9.55	$7.67

Ratios and supplemental data	15.69	5.10	21.15	24.51	(36.61)
Net assets, end of period (in thousands)
Ratio of expenses to average net assets (%)	$168,428	$160,328	$159,413	$140,548	$88,964
Ratio of net investment income to average net assets (%)	1.20	1.25	1.25	1.26	1.26
Portfolio turnover[2] (%)	0.00	(0.20)	(0.26)	(0.36)	(0.33)
	28	32	57	63	76

[1]	Based on average daily shares outstanding during the year.
[2]	Portfolio Turnover is calculated at the fund level and represents the entire period.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated.

MID-CAP FUND (continued)

	Year Ended
	December 31,
	2012

CLASS R6[1]
Net asset value, beginning of period	$11.65
Investment operations:
Net investment income[2]	0.13
Net realized and unrealized gain (loss) on investments	1.75

Total from investment operations	1.88
Less distributions:
From net investment income	(0.02)
From net capital gains	(0.48)

Total distributions	(0.50)

Net asset value, end of period	$13.03

Total return (%)	7.34
Ratios and supplemental data
Net assets, end of period (in thousands)	$4,856
Ratio of expenses to average net assets (%)	0.76 [3]
Ratio of net investment income to average net assets (%)	1.19 [3]
Portfolio turnover[4] (%)	28

DISCIPLINED EQUITY FUND

	Year Ended December 31,
	2012	2011	2010	2009	2008

CLASS Y
Net asset value, beginning of period	$12.68	$12.68	$11.66	$8.81	$13.78
Investment operations:
Net investment income[2]	0.16	0.12	0.07	0.01	0.09
Net realized and unrealized gain (loss) on investments	1.39	0.09	1.05	2.85	(4.80)

Total from investment operations	1.55	0.21	1.12	2.86	(4.71)
Less distributions:
From net investment income	(0.16)	(0.12)	(0.07)	(0.01)	(0.09)
From net capital gains	(0.69)	(0.09)	(0.03)	–	(0.17)

Total distributions	(0.85)	(0.21)	(0.10)	(0.01)	(0.26)

Net asset value, end of period	$13.38	$12.68	$12.68	$11.66	$8.81

Total return (%)	12.25	1.68	9.58	32.50	(34.20)
Ratios and supplemental data
Net assets, end of period (in thousands)	$145,520	$164,230	$98,981	$41,450	$3,072
Ratio of expenses to average net assets before fee waiver (%)	1.04	0.98	1.09	1.06	1.14
Ratio of expenses to average net assets after fee waiver (%)	0.95	0.96	0.99	0.96	1.06
Ratio of net investment income to average net assets before fee waiver (%)	1.07	0.93	0.68	0.49	0.72
Ratio of net investment income to average net assets after fee waiver (%)	1.16	0.96	0.78	0.60	0.80
Portfolio turnover[4] (%)	29	57	40	62	63

[1]	Share class launched on February 29, 2012.
[2]	Based on average daily shares outstanding during the period.
[3]	Annualized.
[4]	Portfolio Turnover is calculated at the fund level and represents the entire period.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated.

DISCIPLINED EQUITY FUND (continued)

	Year Ended
	December 31,
	2012[1]

CLASS R6[1]
Net asset value, beginning of period	$12.68
Investment operations:
Net investment income[2]	0.22
Net realized and unrealized gain (loss) on investments	1.36

Total from investment operations	1.58
Less distributions:
From net investment income	(0.19)
From net capital gains	(0.69)

Total distributions	(0.88)

Net asset value, end of period	$13.38

Total return (%)	5.64
Ratios and supplemental data
Net assets, end of period (in thousands)	$3,007
Ratio of expenses to average net assets (%)	0.77 [3]
Ratio of net investment income to average net assets (%)	1.86 [3]
Portfolio turnover[4] (%)	29

DIVIDEND INCOME FUND[5]

	Year Ended December 31,
	2012	2011	2010	2009	2008

CLASS Y
Net asset value, beginning of period	$17.17	$17.50	$16.39	$13.29	$17.62
Investment operations:
Net investment income[2]	0.36	0.20	0.19	0.17	0.25
Net realized and unrealized gain (loss) on investments	1.50	0.10	1.11	3.10	(3.72)

Total from investment operations	1.86	0.30	1.30	3.27	(3.47)
Less distributions:
From net investment income	(0.35)	(0.20)	(0.19)	(0.17)	(0.25)
From net capital gains	(0.78)	(0.43)	–	–	(0.61)

Total distributions	(1.13)	(0.63)	(0.19)	(0.17)	(0.86)

Net asset value, end of period	$17.90	$17.17	$17.50	$16.39	$13.29

Total return (%)	10.86	1.73	8.02	24.82	(19.92)
Ratios and supplemental data
Net assets, end of period (in thousands)	$13,263	$11,189	$12,256	$12,119	$10,139
Ratio of expenses to average net assets before fee waiver (%)	1.17	1.25	1.24	1.25	1.24
Ratio of expenses to average net assets after fee waiver (%)	1.09	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets before fee waiver (%)	1.87	1.10	1.16	1.19	1.49
Ratio of net investment income to average net assets after fee waiver (%)	1.95	N/A	N/A	N/A	N/A
Portfolio turnover[4] (%)	61	56	39	57	50

[1]	Share class launched on February 29, 2012.
[2]	Based on average daily shares outstanding during the period.
[3]	Annualized.
[4]	Portfolio Turnover is calculated at the fund level and represents the entire period.
[5]	Prior to March 1, 2012, the fund was known as the Balanced Fund.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Financial Highlights | Selected data for a share outstanding for the periods indicated. (concluded)

NORTHROAD INTERNATIONAL FUND1

	Year Ended December 31,
	2012	2011	2010		2009

CLASS Y
Net asset value, beginning of year	$9.28	$13.30	$11.92		$10.00
Investment operations:
Net investment income (loss)[3]	0.19	0.04	0.00	[2]	(0.03)
Net realized and unrealized gain (loss) on investments	1.09	(1.03)	2.20		3.01

Total from investment operations	1.28	(0.99)	2.20		2.98
Less distribution:
From net investment income	(0.17)	(0.04)	0.00	[2]	–
From net capital gains	–	(2.99)	(0.82)		(1.06)

Total distributions	(0.17)	(3.03)	(0.82)		(1.06)

Net asset value, end of year	$10.39	$9.28	$13.30		$11.92

Total return (%)	13.76	(6.43)	18.42		29.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$28,856	$1,621	$1,763		$1,056
Ratio of expenses to average net assets (%)	1.15	1.20	1.25		1.24
Ratio of net investment income (loss) to average net assets (%)	1.94	0.43	0.02		(0.31)
Portfolio turnover[5] (%)	12	129	61		74

	Year Ended
	December 31,
	2012

CLASS R6[6]
Net asset value, beginning of year	$9.28
Investment operations:
Net investment income[3]	0.19
Net realized and unrealized gain on investments	1.11

Total from investment operations	1.30
Less distribution:
From net investment income	(0.19)
From net capital gains	–

Total distributions	(0.19)

Net asset value, end of year	$10.39

Total return (%)	6.70
Ratios and supplemental data
Net assets, end of year (in thousands)	$11
Ratio of expenses to average net assets (%)	0.83 [4]
Ratio of net investment income (loss) to average net assets (%)	2.33 [4]
Portfolio turnover[5] (%)	12

[1]	Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund. Inception of the fund was December 31, 2008 with an effective date of January 1, 2009.
[2]	Greater than zero but less than a penny.
[3]	Based on average daily shares outstanding during the period.
[4]	Annualized.
[5]	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year.
[6]	Share class launched on February 29, 2012.

See accompanying Notes to Financial Statements.

Madison Mosaic Equity Trust | December 31, 2012

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the “Trust”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about five separate funds included within the Trust (each a “Fund” and together the “Funds”): the Investors Fund, Mid-Cap Fund, Disciplined Equity Fund, Dividend Income Fund and NorthRoad International Fund, each offers Y Class shares and each of whose objectives and strategies are described in the Funds’ prospectus. Prior to March 1, 2012, the Dividend Income Fund was known as the Balanced Fund and had different investment policies.

Effective February 29, 2012, the Trust launched an additional share class for the Midcap Fund, Disciplined Equity Fund and the NorthRoad International Fund. The Class, named R6 shares, are only available to participating retirement plans, corporations and other institutions, such as trusts, endowments and foundations.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price (“NOCP”). Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Mutual funds are valued at their Net Asset Value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Each Fund has adopted the Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

The following is a summary of the inputs used as of December 31, 2012 in valuing the Funds’ investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 12/31/12

Investors
Common Stocks	$33,036,917	$–	$–	$33,036,917
Investment Companies	1,113,112	–	–	1,113,112
U.S. Government & Agency Obligations	–	574,874	–	574,874

Total	$34,150,029	$574,874	$–	$34,724,903

Mid-Cap
Common Stocks	$162,225,277	$–	$–	$162,225,277
Investment Companies	1,235,470	–	–	1,235,470
U.S. Government & Agency Obligations	–	6,623,552	–	6,623,552

Total	$163,460,747	$6,623,552	$–	$170,084,299

Disciplined Equity
Common Stocks	$146,939,355	$–	$–	$146,939,355
Investment Companies	3,727,120	–	–	3,727,120

Total	$150,666,475	$–	$–	$150,666,475

Dividend Income
Common Stocks	$12,940,275	$–	$–	$12,940,275
Investment Companies	329,855	–	–	329,855

Total	$13,270,130	$–	$–	$13,270,130

NorthRoad International Fund
Common Stocks	$28,843,753	$–	$–	$28,843,753
Investment Companies	431,804	–	–	431,804

Total	$29,275,557	$–	$–	$29,275,557

Please see the Portfolio of Investments for each respective Fund for a listing of all securities within each caption.

During the year ended December 31, 2012, the Funds changed the valuation methodology for ADR’s from an evaluated price (Level 2) to a closing price on primary exchange (Level 1). The table below shows the amounts of securities transferred from Level 2 to Level 1 as a result of this change in pricing methodology based on the beginning year fair values.

	Transfer to (from)

	Level 1	Level 2

Investors	$2,227,032	($2,227,032)
Disciplined Equity	3,697,823	(3,697,823)
Dividend Income	436,735	(436,735)

The Funds recognize transfers between levels based on the beginning of the reporting period balances.

As of and during the year ended December 31, 2012, none of the Funds held securities deemed as a Level 3.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011. The Funds have adopted disclosures required by this update.

In December 2011, the IASB and the FASB issued ASU 2011-11 “Disclosures about Offsetting Assets And Liabilities.” The disclosure requirements contained in ASU 2011-11 are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also intend to improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The Funds’ investment adviser is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap, Disciplined Equity and NorthRoad International Funds. The Trust intends to declare and pay regular dividends quarterly on the Dividend Income Fund. Capital gain distributions, if any, are normally declared and paid annually at year-end.

The tax character of distributions paid during 2012 and 2011 was as follows:

	2012	2011

Investors Fund:
Distributions paid from ordinary income	$271,204	$330,669
Mid-Cap Fund:
Distributions paid from:
Ordinary income	$106,702	–
Long-term capital gains	6,267,571	$6,784,343
Disciplined Equity Fund:
Distributions paid from:
Ordinary income	$2,394,473	$1,709,118
Long-term capital gains	7,031,924	1,042,671
Dividend Income Fund:*
Distributions paid from:
Ordinary income	$244,281	$128,629
Long-term capital gains	$555,330	$276,130
NorthRoad International Fund:
Distributions paid from:
Ordinary income	$463,747	$76,813
Long-term capital gains	–	311,163

*Prior to March 1, 2012, the Fund was known as the Balanced Fund.

The Investors Fund, Disciplined Equity Fund, Dividend Income Fund and NorthRoad International Fund designate 100%, 100%, 100% and 100%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2012 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Accumulated net realized losses	$(1,284,692)
Net unrealized appreciation on investments	4,882,180

$3,597,488
Mid-Cap Fund:
Accumulated net realized gains	$3,467,172
Net unrealized appreciation on investments	38,965,674

$42,432,846
Disciplined Equity Fund:
Accumulated net realized gains	$1,558,734
Net unrealized appreciation on investments	16,893,350

$18,452,084
Dividend Income Fund:
Net unrealized appreciation on investments	$1,301,815

$1,301,815
NorthRoad International Fund:
Accumulated net realized losses	$(33,877)
Net unrealized appreciation on investments	1,831,138

$1,797,261

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

For the year ended December 31, 2012, for federal income tax purposes, the Investors Fund utilized $1,663,536 of capital loss carryforward (“CLCF”). The Investors Fund had a remaining CLCF of $1,284,692 which can be used to offset future capital gains. These CLCF will expire on December 31, 2017. The NorthRoad International Fund had $28,227 of short-term and $5,650 of long-term CLCFs which will not expire. Per the Regulated Investment Company Modernization Act of 2010, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generatd in taxable years prior to December 22, 2010; therefore, under circumstances, CLCF available as of the report date may expire unused.

As of and for the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2009 through 2012.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees. The investment adviser to the Funds, Madison Investment Advisors, LLC, (the “Adviser”), earned an advisory fee equal to 0.75% per annum of the average net assets of the Mid-Cap, Disciplined Equity and Dividend Income Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. Effective June 29, 2012, 0.10% of this fee for the Dividend Income and Investors Funds, respectively, is waived through June 30, 2013. NorthRoad International pays an advisory fee of 0.80%. The fees are accrued daily and are paid monthly.

3. Service Agreement Fees. Under a separate Services Agreement, the Adviser will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. Through June 28, 2012, this percentage for the Class Y shares was: 0.35% for the Investors Fund limited due to a total expense cap (including the management fee) of 0.99% for the Fund; 0.50% on the first $150 million and 0.47% on all assets greater than $150 million for the Mid-Cap Fund; 0.50% for the Dividend Income Fund; and 0.24% for the Disciplined Equity Fund on the first $100 million of net assets and 0.20% on all assets greater than $100 million. Additionally, for the Disciplined Equity Fund, the Adviser agreed to waive 0.03% of this fee on assets greater than $100 million which expires on April 30, 2013. This percentage was 0.35% for the NorthRoad International Fund.

Effective June 29, 2012, these percentages were changed for the Class Y shares to: 0.35% with a 0.05% waiver for the Investors Fund; 0.40% for the Midcap Fund; 0.35% with a 0.05% waiver for the Dividend Income Fund; and 0.35% with a 0.15% waiver for the Disciplined Equity Fund. NorthRoad International Fund’s fees did not change. The waivers are effective through June 30, 2013. The Class R6 shares fees for the Midcap Fund, Disciplined Equity Fund and NorthRoad International Fund were each 0.02%, respectively.

Independent Trustees fees and the expenses of the Funds’ independent registered public accountants are paid out of these fees. These fees are accrued daily and paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2012 were as follows :

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

	Purchases	Sales

Investors Fund:
U. S. Gov’t Securities	–	–
Other	$16,119,461	$21,477,321
Mid-Cap Fund:
U. S. Gov’t Securities	–	–
Other	$46,165,349	$59,446,123
Disciplined Equity Fund:
U. S. Gov’t Securities	–	–
Other	$43,254,155	$73,252,130
Dividend Income Fund:
U. S. Gov’t Securities	–	$1,605,570
Other	$8,161,746	5,565,150
NorthRoad International Fund:
U. S. Gov’t Securities	–	–
Other	$27,976,194	$2,648,665

5. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost of securities for federal income tax purposes and the net unrealized appreciation (depreciation) were as follows as of December 31, 2012:

	Investors	Mid-Cap
	Fund	Fund

Aggregate Cost	$29,842,723	$131,118,625

Gross unrealized appreciation	5,032,255	39,642,763
Gross unrealized depreciation	(150,075)	(677,089)

Net unrealized appreciation	$4,882,180	$38,965,674

	Disciplined Equity Fund	Dividend Income Fund

Aggregate Cost	$133,773,125	$11,968,315

Gross unrealized appreciation	17,976,269	1,442,842
Gross unrealized depreciation	(1,082,919)	(141,027)

Net unrealized appreciation	$16,893,350	$1,301,815

NorthRoad International Fund

Aggregate Cost	$27,444,419

Gross unrealized appreciation	2,676,858
Gross unrealized depreciation	(845,720)

Net unrealized appreciation	$ 1,831,138

6. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
Investors Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$1,414,571	$2,916,555
Issued to shareholder in reinvestment of distributions	252,425	298,924

Total shares issued	1,666,996	3,215,479
Shares redeemed	(7,375,654)	(9,339,423)

Net decrease	$(5,708,658)	$(6,123,944)

In Shares
Shares sold	79,305	174,182
Issued to shareholder in reinvestment of distributions	13,601	18,171

Total shares issued	92,906	192,353
Shares redeemed	(413,818)	(567,726)

Net decrease	(320,912)	(375,373)

Mid-Cap Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$45,976,991	$45,366,790
Issued to shareholder in reinvestment of distributions	4,420,424	5,638,474

Total shares issued	50,397,415	51,005,264
Shares redeemed	(61,089,654)	(51,637,400)

Net decrease	$(10,692,239)	$(632,136)

In Shares
Shares sold	3,647,804	3,775,539
Issued to shareholder in reinvestment of distributions	342,403	482,333

Total shares issued	3,990,207	4,257,872
Shares redeemed	(4,789,291)	(4,270,190)

Net decrease	(799,084)	(12,318)

Mid-Cap Fund	2012

Class R6 Shares
In Dollars
Shares sold	$4,793,969
Issued to shareholder in reinvestment of distributions	180,043

Total shares issued	4,974,012
Shares redeemed	–

Net increase	$4,974,012

In Shares
Shares sold	358,895
Issued to shareholder in reinvestment of distributions	13,889

Total shares issued	372,784
Shares redeemed	–

Net increase	372,784

Madison Mosaic Equity Trust | Notes to Financal Statements | continued

	Year Ended December 31,
Disciplined Equity Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$22,929,830	$111,168,962
Issued to shareholder in reinvestment of distributions	924,899	191,757

Total shares issued	23,854,729	111,360,719
Shares redeemed	(52,274,674)	(45,064,227)

Net increase (decrease)	$(28,419,945)	$66,296,492

In Shares
Shares sold	1,663,701	8,711,757
Issued to shareholder in reinvestment of distributions	68,590	15,099

Total shares issued	1,732,291	8,726,856
Shares redeemed	(3,813,583)	(3,574,466)

Net increase (decrease)	(2,081,292)	5,152,390

Disciplined Equity Fund	2012

Class R6 Shares
In Dollars
Shares sold	$3,057,711
Issued to shareholder in reinvestment of distributions	187,583

Total shares issued	3,245,294
Shares redeemed	–

Net increase	$3,245,294

In Shares
Shares sold	210,937
Issued to shareholder in reinvestment of distributions	13,899

Total shares issued	224,836
Shares redeemed	–

Net increase	224,836

Dividend Income Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$2,158,121	$430,035
Issued to shareholder in reinvestment of distributions	766,208	381,752

Total shares issued	2,924,329	811,787
Shares redeemed	(1,311,480)	(1,683,946)

Net increase (decrease)	$1,612,849	$(872,159)

In Shares
Shares sold	118,437	24,388
Issued to shareholder in reinvestment of distributions	42,399	22,148

Total shares issued	160,836	46,536
Shares redeemed	(71,446)	(95,334)

Net increase (decrease)	89,390	(48,798)

	Year Ended December 31,
NorthRoad International Fund	2012	2011

Class Y Shares
In Dollars
Shares sold	$26,932,428	$466,822
Issued to shareholder in reinvestment of distributions	55,504	387,975

Total shares issued	26,987,932	854,797
Shares redeemed	(1,721,586)	(523,348)

Net increase	$25,266,346	$331,449

In Shares
Shares sold	2,766,606	39,794
Issued to shareholder in reinvestment of distributions	5,342	42,087

Total shares issued	2,771,948	81,881
Shares redeemed	(170,139)	(39,827)

Net increase	2,601,809	42,054

NorthRoad International Fund	2012

Class R6 Shares
In Dollars
Shares sold	$10,000
Issued to shareholder in reinvestment of distributions	196

Total shares issued	10,196
Shares redeemed	–

Net increase	$10,196

In Shares
Shares sold	1,008
Issued to shareholder in reinvestment of distributions	19

Total shares issued	1,027
Shares redeemed	–

Net increase	1,027

7. Discussion of Risks. Please see the most current version of the Funds’ prospectus for a discussion of risks associated with investing in each Fund. While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times they’ve produced surprises. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable

Madison Mosaic Equity Trust | Notes to Financal Statements | concluded

risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events could, in a worst-case scenario produce the material loss of the value of some or all of the securities we manage for you in the Funds.

8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were available for issue.

At a meeting held on November 6, 2012, the Board of Trustees of the Madison Mosaic Equity Trust approved the reorganization of the Madison Mosaic Investors Fund, Madison Mosaic Mid-Cap Fund, Madison Mosaic Disciplined Equity Fund, Madison Mosaic Dividend Income Fund and the Madison Mosaic NorthRoad International Fund with and into a corresponding series and class of Madison Funds® (f/k/a MEMBERS® Mutual Funds) (the “Reorganization”). The shareholders of the Madison Mosaic Funds are expected to vote on the proposed Reorganization on March 27, 2013. If approved, it is expected that the Reorganization will occur after the close of business on April 29, 2013. In conjunction with the Reorganization, the Transfer Agent would change from U.S. Bancorp Fund Services, LLC to Boston Financial Data Services, Inc.

No other events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

Madison Mosaic Equity Trust | December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Mosaic Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Madison Mosaic Equity Trust (the “Trust”), including the Investors Fund, Dividend Income Fund (formerly the Balanced Fund), Mid-Cap Fund, NorthRoad International Fund and Disciplined Equity Fund (collectively, the “Funds”), as of December 31, 2012 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for each of the four years in the period then ended for the NorthRoad International Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2012, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended and for each of the four years in the period then ended for the NorthRoad International Fund, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 26, 2013

Madison Mosaic Equity Trust

Other Information

Fund Expenses
Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See Notes 3 and 4 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2012 and held for the six-months ended December 31, 2012.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return[1]
	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense Ratio	During the Period[2]

Investors Fund, Class Y	$1,000.00	$1,070.64	0.97%*	$5.08
Mid-Cap Fund, Class Y	$1,000.00	$1,077.36	1.20%	$6.26
Mid-Cap Fund, Class R6	$1,000.00	$1,079.35	0.76%	$5.58
Disciplined Equity Fund, Class Y	$1,000.00	$1,051.20	0.95%*	$4.96
Disciplined Equity Fund, Class R6	$1,000.00	$1,053.32	0.77%	$5.61
Dividend Income Fund, Class Y	$1,000.00	$1,043.34	1.09%*	$5.64
NorthRoad International Fund, Class Y	$1,000.00	$1,129.12	1.15%	$6.10
NorthRoad International Fund, Class R6	$1,000.00	$1,130.84	0.83%	$6.17

*After fee waiver. See Notes 2 and 3.
[1] For the six-months ended December 31, 2012.
[2] Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Madison Mosaic Equity Trust | Other Information | continued

Based on Hypothetical Total Return[1]
	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense Ratio	During the Period[2]

Investors Fund, Class Y	$1,000.00	$1,025.40	0.97%*	$4.94
Mid-Cap Fund, Class Y	$1,000.00	$1,025.40	1.20%	$6.10
Mid-Cap Fund, Class R6	$1,000.00	$1,025.40	0.76%	$3.88
Disciplined Equity Fund, Class Y	$1,000.00	$1,025.40	0.95%*	$4.85
Disciplined Equity Fund, Class R6	$1,000.00	$1,025.40	0.77%	$3.92
Dividend Income Fund, Class Y	$1,000.00	$1,025.40	1.09%*	$5.54
NorthRoad International Fund, Class Y	$1,000.00	$1,025.40	1.15%	$5.83
NorthRoad International Fund, Class Y	$1,000.00	$1,025.40	0.83%	$4.22

*After fee waiver. See Notes 2 and 3.
[1] For the six-months ended December 31, 2012.
[2] Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2012 is available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission (“SEC”) web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). The Board reviewed a variety of matters in connection with renewal of the Trust’s investment advisory contract with the Adviser and the subadviser to the NorthRoad International Fund. The following description of the Board’s considerations summarizes the process:

With regard to the nature, extent and quality of the services to be provided by the Adviser and the subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions

Madison Mosaic Equity Trust | Other Information | continued

with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and the subadviser discussed their firms’ ongoing investment philosophies and strategies intended to provide performance consistent with the Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising the subadviser to Trust portfolios.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. They also considered whether any relative underperformance was appropriate to the Adviser’s conservative investment philosophy. The Board performed this review in connection with the Adviser and the subadviser to the NorthRoad International Fund portfolio.

A comprehensive discussion of Fund performance and market conditions occurred during the course of the Board’s review. Representatives of the Adviser and the subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and the subadviser that manages a subadvised Fund portfolio.

The Board noted that the Adviser or its affiliates, and, as applicable, the subadviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such Funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require and were wary of “inapt comparisons.” They considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust: an advisory fee and a capped administrative “services” expense. The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

Madison Mosaic Equity Trust | Other Information | concluded

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its administrative services agreements with the Trust (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust, as part of a mutual fund family, is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by each Trust portfolio at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and the subadviser to the NorthRoad International Fund and is managed with the attention given to their other clients.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. In addition, the Trustees recognized that the Adviser was currently waiving fees with regard to the Disciplined Equity Fund series of the Trust. Also, the Board recognized that the Adviser recommended that the Board approve a reduction in the services fee paid by the Mid-Cap and Dividend Income Funds of the Trust. Finally, they also recognized the fee caps applicable to the Investors Fund series of the Trust.

During the course of the review, counsel to the Independent Trustees confirmed that the Trusts’ Independent Trustees met previously in executive session and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadviser and representatives of the Adviser and subadviser, respectively, discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Trusts’ advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective portfolio and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

Finally, the Board also reviewed the Trust’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

Based on the above, the Board renewed the Trust’s contracts for another year.

Madison Mosaic Equity Trust | December 31, 2012

Trustees and Officers

The address of each trustee and officer of the Trusts is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling Madison Mosaic Funds at 1-800-368-3195.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank[1] 1960	President, 1996 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC (“MAM”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC (“Madison” or the “Adviser”), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (12 funds, including the Funds), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16) (mutual funds), President, 2009 - Present	Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present
Frank E. Burgess[1] 1942	Trustee and Vice President, 1996 - Present	MIH, Chairman of the Board, 2012 - Present; Former Executive Director and President, 2010 - 2012; Managing Director and President, 1973 - 2010; MAM, Former Executive Director and President, 2010 - 2012; President, 2004 - 2010; Madison, Former Executive Director and President, 2010 - 2012; Madison Mosaic Funds (12 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present	Madison Mosaic Funds (12), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (12 funds, including the Funds), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call and Equity Strategy Fund, Vice President, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present	N/A
Paul Lefurgey 1964	Vice President, 2009 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (12 funds, including the Funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MCN, Vice President, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present	N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009	MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (12 funds, including the Funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009; Madison Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MCN, Treasurer, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), Treasurer, 2009 - Present	N/A

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present	MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present; Madison Mosaic Funds (12 funds, including the Funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MCN, Secretary and Assistant Treasurer, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer- Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005	N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 1992 - 2009	MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (12 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MCN, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present	N/A

Madison Mosaic Equity Trust | Trustees and Officers | continued

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present	MIH, MAM, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (12 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MCN, General Counsel, Chief Legal Officer and Assistant Secretary, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel- Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Partner, Securities Practice Group, 1994-2007	N/A

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Philip E. Blake 1943	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	43	Edgewood College, 2003 - Present; Chairman of the Board, 2010-2012; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (12 funds, including the Funds), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MCN, 2012 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

Madison Mosaic Equity Trust | Trustees and Officers | concluded

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	43	Park Bank, 1978 - Present; Madison Mosaic Funds (12 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Covered Call and Equity Strategy Fund, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	43	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (12 funds, including the Funds), 1996 - Present; Madison Strategic Sector Premium Fund. 2005 - Present; Madison Covered Call and Equity Strategy Fund, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of the Trust with 5 portfolios, the Madison Funds (f/k/a MEMBERS(r) Mutual Funds with 13 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund), the Madison Covered Call & Equity Strategy Fund (a closed-end fund) and the Madison Mosaic Income, Tax-Free and Government Money Market Trusts, which together have 7 portfolios, for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

The Madison Mosaic Family of Mutual Funds

Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Dividend Income Fund
NorthRoad International Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. MFD Distributors, LLC.

An investment in any Madison Mosaic fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government Money Market fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the fund.

TRANSFER AGENT
Madison Mosaic® Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

SEC File Number 811-03615

Madison Mosaic® Funds

www.mosaicfunds.com

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been materially amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2012, James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2012 and 2011, respectively, out of the Services Agreement fees collected from or paid on behalf of all Madison Mosaic Funds were $89,100 ($109,100 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $91,800 ($111,800 including MSP). Of these amounts, approximately $54,100 and $57,800, respectively, was or will be attributable to Madison Mosaic Equity Trust and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)
W. Richard Mason, Chief Compliance Officer
Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)
Katherine L. Frank, Chief Executive Officer
Date: March 1, 2013

By:  (signature)
Greg Hoppe, Chief Financial Officer
Date: March 1, 2013